12



 THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT. FURTHERMORE, THIS NOTE MAY BE SOLD OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE CONDITIONS SPECIFIED HEREIN.

THIS INSTRUMENT AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATE AND JUNIOR, IN THE MANNER AND TO THE EXTENT SET FORTH IN THE SUBORDINATION AGREEMENTS REFERRED TO HEREIN, TO ALL SENIOR INDEBTEDNESS REFERRED TO THEREIN, AND EACH HOLDER OF THIS INSTRUMENT, BY ITS ACCEPTANCE HEREOF, SHALL BE BOUND BY THE PROVISIONS OF THE SUBORDINATION AGREEMENTS.

                             ORION HEALTHCORP, INC.

          Amended and Restated Subordinated Note Due December 15, 2008

$________                                                     December 1, 2006

         FOR VALUE RECEIVED, the undersigned, Orion HealthCorp, Inc., a Delaware corporation formerly known as SurgiCare, Inc. (the "Company"), hereby promises to pay to the order of _____________ ("MBS Seller") or registered permitted assigns (such original payee or any such assignee from time to time, the "Noteholder"), at the address set forth in Section 9.02 of the Agreement and Plan of Merger referred to in Section 1 hereof, or at such other place as the Noteholder shall from time to time have designated to the Company in writing, on December 15, 2008 (the "Maturity Date") the principal amount of ________________ ($_______) and to pay interest thereon as provided in Section 2 hereof.

1. THE NOTE. This Note (the "Note") is issued pursuant to Section 2.07(c) of the Amended and Restated Agreement and Plan of Merger dated as of July 16,2004, as amended by First Amendment to Agreement and Plan of Merger, dated as of September 9, 2004, and Second Amendment to Agreement and Plan of Merger dated as of December 15,2004, among the Company, DCPS/MBS Acquisition, Inc., Dennis Cain Physician Solutions, Ltd., Medical Billing Services, Inc. and the sellers party thereto (as amended to date, the "Agreement and Plan of Merger"). This Note, together with any notes issued in exchange for it, are collectively referred to herein as the "Notes". Certain terms are used in this Note as specifically defined herein. This Note amends and restates the terms of that certain Subordinated Note Due December 15, 2007, dated December 15, 2004, issued by the Company in favor of MBS Seller (the "Original Note") and the Original Note is hereby deemed cancelled and of no further force and effect.

2. INTEREST PROVISIONS. This Note shall bear interest (computed on the basis of a 360-day year of twelve 30-day months) from the date hereof, on the principal amount hereof from time to time unpaid, to and including the maturity hereof and repayment of all sums due hereunder, at a rate per annum equal to 9%. Interest shall be payable monthly on the last day of each month (each an "Interest Payment Date"), commencing on December 31, 2006. Payments of principal and interest hereunder shall be made by mailing a check in the amount thereof to the Noteholder at its address appearing in the register maintained by the Company pursuant to Section 5 hereof.

         Notwithstanding any provisions of this Note, in no event shall the amount of interest paid or agreed to be paid by the Company exceed an amount computed at the highest rate of interest permissible under applicable law.

3. PAYMENT PROVISIONS. The Company covenants that so long as any of the Notes are outstanding:

         3.1 Principal Payments. Subject at all times to the subordination Agreement, on the dates specified below, or on any accelerated maturity of the Notes permitted hereby and thereby, the Company will pay to the Noteholder the amount of principal of this Note specified below:

   Principal Payment Date    Principal Amount Due
   ----------------------    --------------------
   December 15, 2007         $_________

   March 15, 2008            $_________

   June 15, 2008             $_________

   September 15, 2008        $_________

   December 15, 2008         Outstanding principal balance, together with all
                             accrued and unpaid interest thereon

         3.2 Voluntary Prepayments. Subject at all times to the Subordination Agreement, the Company may at any time and from time to time prepay all or part of the principal amount of the Note then outstanding without penalty or premium.

         3.3 Notice of Prepayments. Notice of each voluntary prepayment of the Note pursuant to Section 3.2 hereof shall be given in accordance with Section
9.02 of the Agreement and Plan of Merger not fewer than three days before the prepayment date, in each case by mailing to the Noteholder a notice of intention to prepay specifying the date of prepayment, the aggregate amount of the Note to be prepaid on such date, the principal amount of the Note to be prepaid on such date held by the Noteholder, and the accrued interest applicable to such prepayment.

         3.4 Payment and Interest Cut-Of. Upon each prepayment of the Note, in whole or in part, the Company will pay to the Noteholder the amount of the Note to be prepaid, as set forth in the notice delivered pursuant to Section 3.3 hereof, together with unpaid interest in respect thereof accrued to and including the prepayment date.

         3.5 Payment Certificate. Each principal payment by the Company (whether on a specified payment date or as a prepayment) shall be accompanied by a certificate from the Chief Financial Officer of the Company stating that as of the date of such payment (i) no event of default has occurred and is continuing with respect to the Senior Debt (as such term is defined in the Subordination Agreements), (ii) the payment made hereunder would not result in an event of default with respect to the Senior Debt and (iii) the Company has the required availability under the documents governing the Senior Debt to make such payment.

4.       DEFAULTS.

         4.1 If any one or more of the following events (each such event being an "Event of Default") shall happen, that is to say:

                  4.1.1 The Company shall fail to make any payment in respect of principal of or interest on the Note (other than interest not so paid as a result of the applicability of restrictions contained in the Subordination Agreement) as the same shall become due whether at maturity acceleration or otherwise, and such failure shall continue uncured and unremedied for 15 business days after the Noteholder has provided notice thereof to the Company; or

                  4.1.2    The Company shall:

                           (a) commence a voluntary case concerning itself under Title 11 of the United States Code entitled `Bankruptcy" as now or hereafter in effect, or any successor thereto (the "Bankruptcy Code");

                           (b) have commenced against it an involuntary case under said Bankruptcy Code and the petition is dismissed within 60 days of the commencement of the case; or

                           (c) have appointed for it a custodian (as defined in the Bankruptcy Code) to take charge of all or substantially all of its property; or

                           (d) have filed against it any proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect, which such proceeding remains undismissed for a period of 60 days or shall suffer the appointment of any receiver or custodian or the like for it or all or substantially all of its property which continues undischarged or unstayed for a period of 60 days; or

                           (e) make a general assignment for the benefit of its creditors;

         then and in each and every such case, subject to the provisions of the Subordination Agreement, the Noteholder may proceed to protect and enforce its rights by suit in equity, action at law and/or other appropriate proceeding, and may by notice to the Company declare (each, an "Acceleration") all or any part of the unpaid principal amount of the Note then outstanding to be forthwith due and payable, and thereupon such unpaid principal amount or part thereof, together with interest accrued thereon and all other sums, if any, payable under the Note, shall become so due and payable without presentation, presentment, protest or further demand or notice of any kind, all of which are hereby expressly waived, and such holder or holders may proceed to enforce payment of such amount or part thereof in such manner as it or they may elect; provided, however, notwithstanding the foregoing, in the case of an Event of Default under Section 4.1.2, Acceleration shall be deemed automatic without notice to the Company.

         4.2 Annulment of Defaults. An Event of Default shall not be deemed to be in existence for any purpose of this Note if the Noteholder shall have waived such event in writing or stated in writing that the same has been cured to its reasonable satisfaction. No waiver or statement of satisfactory cure pursuant to this Section 4.2 shell extend to or affect any subsequent or other Event of Default not specifically identified in: such waiver or statement of satisfactory cure or impair any of the rights of any holder of the Notes upon the occurrence thereof.

5. RESTRICTIONS ON TRANSFER OF NOTE; REGISTER. The Noteholder may not transfer or assign this Note in full or in part, without obtaining the Company's prior written consent. The Company shall keep at its principal office a register in which shall be entered the names and addresses of the registered holders of the Notes and particulars of the respective Notes held by them and of all transfers of the Notes.

6. SUBORDINATION OF NOTE. This Note and the rights and obligations evidenced hereby are subordinate and junior, in the manner and to the extent set forth in
(i) the Subordination Agreement, dated as of December 1, 2006, among the original Noteholder, the Company, Wells Fargo Foothill, Inc., and other parties named therein (as from time to time in effect, the "Senior Subordination Agreement"), (ii) the Subordination Agreement, dated as of December 1, 2006, among the original Noteholder, the Company, Phoenix Life Insurance Company (as from time to time in effect, the "Subdebt Subordination Agreement") and (iii) any other subordination agreement in favor of any senior lender of the Company, the terms of which subordination agreement are not more restrictive with respect to payment of amounts due under this Note than the terms set forth in the Senior Subordination Agreement or the Subdebt Subordination Agreement, (collectively with the Specified Subordination Agreement and the Senior Subordination Agreement, the "Subordination Agreements"), in each case to all Senior Debt as defined therein. Notwithstanding anything elsewhere herein or in the Subordination Agreement, the Company agrees that any additional debt incurred by the Company in subsequent acquisition transactions in which the Sellers accept notes payable from the Company, any such note or instrument shall in all circumstances be expressly subordinated to the Senior Debt (as such term is defined in the Subordination Agreement) and to this Note.

7. MISCELLANEOUS.

         7.1 Notices. Any notice or other communication to the Company or the Noteholder in connection with this Note shall be deemed to be delivered and received by such addressee if delivered or made in the manner stipulated in the notice provisions of Section 9.02 of the Agreement and Plan of Merger (a) in the case of the Company, to the addresses specified therein or to such other address as the Company shall have specified to the Noteholder in writing, and (b) in the case of the Noteholder to the address of the Noteholder contained in the register referred to in Section 5 hereof.

         7.2 Waiver of Jury Trial. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH OF THE COMPANY (BY ITS EXECUTION HEREOF) AND THE NOTEHOLDER (BY ITS ACCEPTANCE OF THIS NOTE) WAIVES AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE) ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE OR ACTION ARISING OUT OF OR BASED UPON OR RELATING TO THIS NOTE OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE TRANSACTIONS CONTEMPLATED HEREBY, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING.

         7.3 Governing Law. This Note shall be governed by and construed in accordance with the domestic substantive laws of the State of New York without giving effect to any choice or conflict of law provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the undersigned has caused this Note to be executed by a duly authorized officer as of the date first written above.

                                           ORION HEALTHCORP, INC.


                                           By: /s/Terrence L. Bauer
                                           ------------------------
                                           Name:  Terrence L. Bauer
                                           Title:  Chief Executive Officer

 THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT. FURTHERMORE, THIS NOTE MAY BE SOLD OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE CONDITIONS SPECIFIED HEREIN.

THIS INSTRUMENT AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATE AND JUNIOR, IN THE MANNER AND TO THE EXTENT SET FORTH IN THE SUBORDINATION AGREEMENTS REFERRED TO HEREIN, TO ALL SENIOR INDEBTEDNESS REFERRED TO THEREIN, AND EACH HOLDER OF THIS INSTRUMENT, BY ITS ACCEPTANCE HEREOF, SHALL BE BOUND BY THE PROVISIONS OF THE SUBORDINATION AGREEMENTS.

                             ORION HEALTHCORP, INC.

          Amended and Restated Subordinated Note Due December 15, 2008

$____________                                                  December 1, 2006

         FOR VALUE RECEIVED, the undersigned, Orion HealthCorp, Inc., a Delaware corporation formerly known as SurgiCare, Inc. (the "Company"), hereby promises to pay to the order of _________ ("MBS Seller") or registered permitted assigns (such original payee or any such assignee from time to time, the "Noteholder"), at the address set forth in Section 9.02 of the Agreement and Plan of Merger referred to in Section 1 hereof, or at such other place as the Noteholder shall from time to time have designated to the Company in writing, on December 15, 2008 (the "Maturity Date") the principal amount of ____________________ ($__________) and to pay interest thereon as provided in Section 2 hereof.

1. THE NOTE. This Note (the "Note") is issued pursuant to Section 2.07(c) of the Amended and Restated Agreement and Plan of Merger dated as of July 16, 2004, as amended by First Amendment to Agreement and Plan of Merger, dated as of September 9, 2004, and Second Amendment to Agreement and Plan of Merger dated as of December 15,2004, among the Company, DCPS/MBS Acquisition, Inc., Dennis Cain Physician Solutions, Ltd., Medical Billing Services, Inc. and the sellers party thereto (as amended to date, the "Agreement and Plan of Merger"). This Note, together with any notes issued in exchange for it, are collectively referred to herein as the "Notes". Certain terms are used in this Note as specifically defined herein. This Note amends and restates the terms of that certain Subordinated Note Due December 15, 2007, dated April 19, 2006, issued by the Company in favor of MBS Seller (the "Original Note") and the Original Note is hereby deemed cancelled and of no further force and effect.

2. INTEREST PROVISIONS. This Note shall bear interest (computed on the basis of a 360-day year of twelve 30-day months) from the date hereof, on the principal amount hereof from time to time unpaid, to and including the maturity hereof and repayment of all sums due hereunder, at a rate per annum equal to 9%. Interest shall be payable monthly on the last day of each month (each an "Interest Payment Date"), commencing on December 31, 2006. Payments of principal and interest hereunder shall be made by mailing a check in the amount thereof to the Noteholder at its address appearing in the register maintained by the Company pursuant to Section 5 hereof.

         Notwithstanding any provisions of this Note, in no event shall the amount of interest paid or agreed to be paid by the Company exceed an amount computed at the highest rate of interest permissible under applicable law.

3. PAYMENT PROVISIONS. The Company covenants that so long as any of the Notes are outstanding:

         3.1 Principal Payments. Subject at all times to the subordination Agreement, on the dates specified below, or on any accelerated maturity of the Notes permitted hereby and thereby, the Company will pay to the Noteholder the amount of principal of this Note specified below:

   Principal Payment Date   Principal Amount Due
   ----------------------   --------------------
   December 15, 2007        $_______
   March 15, 2008           $_______
   June 15, 2008            $_______
   September 15, 2008       $_______
   December 15, 2008        Outstanding principal balance, together with all
                            accrued and unpaid interest thereon

         3.2 Voluntary Prepayments. Subject at all times to the Subordination Agreement, the Company may at any time and from time to time prepay all or part of the principal amount of the Note then outstanding without penalty or premium.

         3.3 Notice of Prepayments. Notice of each voluntary prepayment of the Note pursuant to Section 3.2 hereof shall be given in accordance with Section
9.02 of the Agreement and Plan of Merger not fewer than three days before the prepayment date, in each case by mailing to the Noteholder a notice of intention to prepay specifying the date of prepayment, the aggregate amount of the Note to be prepaid on such date, the principal amount of the Note to be prepaid on such date held by the Noteholder, and the accrued interest applicable to such prepayment.

         3.4 Payment and Interest Cut-Of. Upon each prepayment of the Note, in whole or in part, the Company will pay to the Noteholder the amount of the Note to be prepaid, as set forth in the notice delivered pursuant to Section 3.3 hereof, together with unpaid interest in respect thereof accrued to and including the prepayment date.

         3.5 Payment Certificate. Each principal payment by the Company (whether on a specified payment date or as a prepayment) shall be accompanied by a certificate from the Chief Financial Officer of the Company stating that as of the date of such payment (i) no event of default has occurred and is continuing with respect to the Senior Debt (as such term is defined in the Subordination Agreements), (ii) the payment made hereunder would not result in an event of default with respect to the Senior Debt and (iii) the Company has the required availability under the documents governing the Senior Debt to make such payment.

4.       DEFAULTS.

         4.1 If any one or more of the following events (each such event being an "Event of Default") shall happen, that is to say:

                  4.1.1 The Company shall fail to make any payment in respect of principal of or interest on the Note (other than interest not so paid as a result of the applicability of restrictions contained in the Subordination Agreement) as the same shall become due whether at maturity acceleration or otherwise, and such failure shall continue uncured and unremedied for 15 business days after the Noteholder has provided notice thereof to the Company; or

                  4.1.2    The Company shall:

                           (a) commence a voluntary case concerning itself under Title 11 of the United States Code entitled `Bankruptcy" as now or hereafter in effect, or any successor thereto (the "Bankruptcy Code");

                           (b) have commenced against it an involuntary case under said Bankruptcy Code and the petition is dismissed within 60 days of the commencement of the case; or

                           (c) have appointed for it a custodian (as defined in the Bankruptcy Code) to take charge of all or substantially all of its property; or

                           (d) have filed against it any proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect, which such proceeding remains undismissed for a period of 60 days or shall suffer the appointment of any receiver or custodian or the like for it or all or substantially all of its property which continues undischarged or unstayed for a period of 60 days; or

                           (e) make a general assignment for the benefit of its creditors;

         then and in each and every such case, subject to the provisions of the Subordination Agreement, the Noteholder may proceed to protect and enforce its rights by suit in equity, action at law and/or other appropriate proceeding, and may by notice to the Company declare (each, an "Acceleration") all or any part of the unpaid principal amount of the Note then outstanding to be forthwith due and payable, and thereupon such unpaid principal amount or part thereof, together with interest accrued thereon and all other sums, if any, payable under the Note, shall become so due and payable without presentation, presentment, protest or further demand or notice of any kind, all of which are hereby expressly waived, and such holder or holders may proceed to enforce payment of such amount or part thereof in such manner as it or they may elect; provided, however, notwithstanding the foregoing, in the case of an Event of Default under Section 4.1.2, Acceleration shall be deemed automatic without notice to the Company.

         4.2 Annulment of Defaults. An Event of Default shall not be deemed to be in existence for any purpose of this Note if the Noteholder shall have waived such event in writing or stated in writing that the same has been cured to its reasonable satisfaction. No waiver or statement of satisfactory cure pursuant to this Section 4.2 shell extend to or affect any subsequent or other Event of Default not specifically identified in: such waiver or statement of satisfactory cure or impair any of the rights of any holder of the Notes upon the occurrence thereof.

5. RESTRICTIONS ON TRANSFER OF NOTE; REGISTER. The Noteholder may not transfer or assign this Note in full or in part, without obtaining the Company's prior written consent. The Company shall keep at its principal office a register in which shall be entered the names and addresses of the registered holders of the Notes and particulars of the respective Notes held by them and of all transfers of the Notes.

6. SUBORDINATION OF NOTE. This Note and the rights and obligations evidenced hereby are subordinate and junior, in the manner and to the extent set forth in
(i) the Subordination Agreement, dated as of December 1, 2006, among the original Noteholder, the Company, Wells Fargo Foothill, Inc., and other parties named therein (as from time to time in effect, the "Senior Subordination Agreement"), (ii) the Subordination Agreement, dated as of December 1, 2006, among the original Noteholder, the Company, Phoenix Life Insurance Company (as from time to time in effect, the "Subdebt Subordination Agreement") and (iii) any other subordination agreement in favor of any senior lender of the Company, the terms of which subordination agreement are not more restrictive with respect to payment of amounts due under this Note than the terms set forth in the Senior Subordination Agreement or the Subdebt Subordination Agreement, (collectively with the Specified Subordination Agreement and the Senior Subordination Agreement, the "Subordination Agreements"), in each case to all Senior Debt as defined therein. Notwithstanding anything elsewhere herein or in the Subordination Agreement, the Company agrees that any additional debt incurred by the Company in subsequent acquisition transactions in which the Sellers accept notes payable from the Company, any such note or instrument shall in all circumstances be expressly subordinated to the Senior Debt (as such term is defined in the Subordination Agreement) and to this Note.

7. MISCELLANEOUS.

         7.1 Notices. Any notice or other communication to the Company or the Noteholder in connection with this Note shall be deemed to be delivered and received by such addressee if delivered or made in the manner stipulated in the notice provisions of Section 9.02 of the Agreement and Plan of Merger (a) in the case of the Company, to the addresses specified therein or to such other address as the Company shall have specified to the Noteholder in writing, and (b) in the case of the Noteholder to the address of the Noteholder contained in the register referred to in Section 5 hereof.

         7.2 Waiver of Jury Trial. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH OF THE COMPANY (BY ITS EXECUTION HEREOF) AND THE NOTEHOLDER (BY ITS ACCEPTANCE OF THIS NOTE) WAIVES AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE) ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE OR ACTION ARISING OUT OF OR BASED UPON OR RELATING TO THIS NOTE OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE TRANSACTIONS CONTEMPLATED HEREBY, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING.

         7.3 Governing Law. This Note shall be governed by and construed in accordance with the domestic substantive laws of the State of New York without giving effect to any choice or conflict of law provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

                                   [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the undersigned has caused this Note to be executed by a duly authorized officer as of the date first written above.

                                       ORION HEALTHCORP, INC.


                                       By: /s/Terrence L. Bauer
                                           ---------------------
                                       Name:  Terrence L. Bauer
                                       Title:  Chief Executive Officer